Intangible Assets	12 Months Ended
Dec. 31, 2023
Intangible assets [Abstract]
Intangible assets

7. Intangible assets

The Company’s intangible assets with definite useful lives primarily consisted of licensed software, which are for sales or support the Company’s business and operation. The following table summarizes the components of acquired intangible asset balances.

	2023	2022
	In thousands of USD
Software	$15,345	$11,689
Less: accumulated amortization	(9,317)	(7,167)
Intangible assets, net	$6,028	$4,522

Amortization expense recognized in cost of revenues for the years ended December 31, 2023, 2022 and 2021 amounted to approximately $2.13 million, $1.94 million and $1.77 million, respectively. Amortization expense recognized in general and administrative expenses for the years ended December 31, 2023, 2022 and 2021 amounted to approximately $0.02 million, $0.02 million and $0.02 million, respectively. The weighted average amortization period for licensed software is approximately 5.01 years, 5.26 years and 5.28 years as of December 31, 2023, 2022 and 2021, respectively.

The Company has no pledged intangible assets as of December 31, 2023 and 2022.

The Company did not recognize any impairment loss on intangible asset for the years ended December 31, 2023, 2022 and 2021.

The future amortization expense of the intangible assets for the twelve months ending December 31 of the following years is expected as follows:

Year ending December 31,	Amortization expenses
In thousands of USD
2024	$1,638
2025	1,549
2026	1,336
2027	1,005
2028	500
Total	$6,028